EXHIBIT 99



CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Glyko BioMedical Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Erich Sager, Chief Executive Officer and principal financial officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


______________________________________________
Erich Sager
Chief Executive Officer and as principal financial officer
August __, 2002























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